Intangible Assets - Estimated Amortization Expense (Detail) $ in Millions	Dec. 31, 2019 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2020	$ 155
2021	130
2022	109
2023	76
2024	$ 60